COLUMBIA FUNDS SERIES TRUST I

COLUMBIA SELECT SMALL CAP FUND

(the “Fund”)

Supplement dated December 21, 2011 to the

Fund’s prospectuses dated August 1, 2011

Effective on or about January 27, 2012, the Fund will be managed by different portfolio managers. Accordingly, the following changes are hereby made to the prospectuses of the Fund:

1.	Effective on or about January 27, 2012, the section of each prospectus for the Fund entitled “Investment Adviser and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Adviser	Portfolio Managers

Columbia Management Investment Advisers, LLC

Wayne M. Collette, CFA

Lead manager. Service with the Fund since January 2012.

George J. Myers, CFA

Co-manager. Service with the Fund since January 2012.

Lawrence W. Lin, CFA

Co-manager. Service with the Fund since January 2012.

Brian D. Neigut

Co-manager. Service with the Fund since January 2012.

2.	Effective on or about January 27, 2012, the section of each prospectus for the Fund entitled “Management of the Fund – Primary Service Providers – Portfolio Manager” is deleted in its entirety and replaced with the following disclosure:

Portfolio Managers

Information about the Adviser’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Wayne M. Collette, CFA

Lead manager. Service with the Fund since January 2012.

Portfolio Manager of the Adviser. From 2001 until joining the Adviser in May 2010, Mr. Collette was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Collette began his investment career in 1996 and earned a B.A. from Brandeis University and an M.B.A. in finance from the Columbia Business School at Columbia University.

George J. Myers, CFA

Co-manager. Service with the Fund since January 2012.

Portfolio Manager of the Adviser. From 2004 until joining the Adviser in May 2010, Mr. Myers was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Myers began his investment career in 1998 and earned a B.B.A., an M.S. in Finance and an M.S. in Real Estate from the University of Wisconsin at Madison.

Lawrence W. Lin, CFA

Co-manager. Service with the Fund since January 2012.

Portfolio Manager of the Adviser. From December 2006 until joining the Adviser in May 2010, Mr. Lin was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Lin was a research analyst at Primarius Capital from May 2006 to December 2006, and at Engemann Asset Management from July 1998 to April 2006. Mr. Lin began his investment career in 1998 and earned a B.S. from the University of Southern California.

Brian D. Neigut

Co-manager. Service with the Fund since January 2012.

Portfolio Manager of the Adviser. From February 2007 until joining the Adviser in May 2010, Mr. Neigut was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Neigut was a portfolio manager at Kern Capital Management LLC from February 2006 to February 2007, and at OppenheimerFunds Inc. from November 2003 to February 2006. Mr. Neigut began his investment career in 1995 and earned a B.B.A. from Pacific Lutheran University.

Shareholders should retain this Supplement for future reference.

C-1171-1 A (12/11)